UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

TRINITY CAPITAL INC.
1 N. 1st Street, Suite 302
Phoenix, Arizona 85004

April 26, 2024

Dear Stockholder:

You are cordially invited to participate in the virtual annual meeting of stockholders of Trinity Capital Inc. (the “Company”) to be held on June 12, 2024 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2024. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i)     to re-elect two members of the board of directors of the Company (the “Board”), to serve for a term of three years and until their respective successors are duly elected and qualified;

(ii)    to approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

(iii)   to approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan;

(iv)   to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(v)    to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 26, 2024, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,
Steven L. Brown
Chairman and Chief Executive Officer

TRINITY CAPITAL INC.

1 N. 1st Street, Suite 302
Phoenix, Arizona 85004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2024

To the Stockholders of Trinity Capital Inc.:

NOTICE IS HEREBY GIVEN THAT the virtual annual meeting of stockholders of Trinity Capital Inc., a Maryland corporation (the “Company”), will be held on June 12, 2024 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2024. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The Annual Meeting will be held for the following purposes:

1.      To re-elect two members of the board of directors of the Company (the “Board”), to serve for a term of three years and until their respective successors are duly elected and qualified;

2.      To approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

3.      To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan;

4.      To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.      To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board has fixed the close of business on April 15, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), are available online at www.proxyvote.com or the SEC’s EDGAR website at www.sec.gov.

The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:

•        The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;

•        A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,
Sarah Stanton
General Counsel and Secretary

Phoenix, Arizona
April 26, 2024

Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

TRINITY CAPITAL INC.

1 N. 1st Street, Suite 302
Phoenix, Arizona 85004

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2024

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?

The annual meeting (the “Annual Meeting”) of stockholders of Trinity Capital Inc. (“we”, “us”, “our”, or the “Company”) will be held virtually on June 12, 2024 at 9:00 a.m. Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2024.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked to:

•        re-elect two members of the Company’s Board of Directors (the “Board”), Kyle Brown and Richard P. Hamada, for a three-year term expiring at the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•        to approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

•        to approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan; and

•        to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on April 15, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.

How may I participate in and vote at the Annual Meeting?

Virtually at the Annual Meeting.    The Company will be hosting the Annual Meeting live via webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/TRIN2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at TFN: (844) 986-0822/International (303) 562-9302, 30 minutes before the start of the virtual Annual Meeting.

•        Webcast starts at 8:45 a.m., Pacific Time (11:45 a.m. Eastern Time).

•        You will need your control number located on your Notice of Internet Availability of Proxy Materials to enter the Annual Meeting.

•        Shareholders may submit questions while attending the Annual Meeting via the internet.

To participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Broadridge Financial Solutions, Inc., as described below, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you. Please refer to “General Information About the Annual Meeting — Voting” below.

By Proxy by Telephone.    You may authorize a proxy by telephone by following the telephone voting instructions included in your proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 11, 2024, the day before the Annual Meeting date.

By Proxy through the Internet.    You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card.

Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.

By Proxy through the Mail.    When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 11, 2024.

Does the Board recommend voting for each of the Proposals?

Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 12, 2024 at 9:00 a.m., Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.

The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2024.
To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Only holders of record of our common stock at the close of business on April 15, 2024, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 49,153,339 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about April 26, 2024. This Proxy Statement and the Annual Report can each be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the re-election of two members of the Board to serve for a term of three years and until their respective successors are duly elected and qualified; (2) FOR the proposal to amend the 2019 Trinity Capital Inc. Long-Term Incentive Plan; (3) FOR the proposal to amend the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan and (4) FOR the proposal to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Voting Rights

Holders of our common stock are entitled to one vote for each Share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.      To re-elect two members of the Board to serve for a term of three years and until their respective successors are duly elected and qualified;

2.      To approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan;

3.      To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan;

4.      To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

5.      To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required

The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the Shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To re-elect two members of the Board to serve for a term of three years and until their respective successors are duly elected and qualified.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 2 – To approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 3 – To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.
Proposal 4 – To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes

Abstentions will have no effect on the result of the vote. This proposal is considered a “routine matter”; accordingly, brokers have discretionary authority to vote on this proposal without receiving voting instructions from the beneficial owner of broker securities.

Proposal 5 – To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. The adoption of each of Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of Shares voted “for” each proposal must exceed the number of Shares voted “against” such proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I participate in and vote at the Annual Meeting?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:

•        indicate your instructions on the proxy card;

•        date and sign the proxy card;

•        mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•        allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 11, 2024.

If your Shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions for non-routine matters. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on Proposal 1, Proposal 2 and Proposal 3; therefore, broker non-votes may exist in connection with Proposal 1, Proposal 2 and Proposal 3. Any broker non-votes will have no effect on the result of the vote for Proposal 1, Proposal 2 or Proposal 3. Proposal 4, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, is considered a routine matter under applicable rules. Brokers, banks and other nominees may generally vote in their discretion on routine matters; therefore, no broker non-votes are expected in connection with Proposal 4. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.

Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your Shares in advance of the Annual Meeting by (a) visiting www.proxyvote.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described herein, but it will help to secure a quorum and avoid added solicitation costs.

Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the Shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present. If there are not enough Shares represented at the Annual Meeting for votes to approve any of the proposals at the Annual Meeting, the Chairman may adjourn the Annual Meeting to permit the further solicitation of proxies.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Steven L. Brown and Kyle Brown (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged D.F. King & Co., Inc., an independent proxy solicitation firm, and Broadridge Financial Solutions, Inc., an independent shareholder services firm, to jointly assist in the solicitation of proxies, the distribution of the proxy materials and the tabulation of proxies. The combined cost of the services of these firms is estimated to be approximately $50,000 plus reasonable out-of-pocket expenses.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Annual Meeting to the Corporate Secretary of the Company; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually during the Annual Meeting. If a stockholder holds Shares through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Virtually attending the Annual Meeting does not revoke a proxy unless the stockholder also votes virtually at the Annual Meeting. Other than by these means, a proxy cannot be revoked.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Sarah Stanton, at our principal executive offices located at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004. You can call us by dialing (480) 374-5350. You can access our proxy materials online at www.proxyvote.com.

Record Date

The Board has fixed the close of business on April 15, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 49,153,339 Shares outstanding and entitled to vote. Thus, 24,576,670 Shares must be represented by stockholders present (virtually) or by proxy to have a quorum at the Annual Meeting.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 15, 2024, information with respect to the beneficial ownership of shares of our common stock by:

•        each of our directors and executive officers;

•        all of our directors and executive officers as a group; and

•        each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on 49,153,339 shares of our common stock outstanding as of April 15, 2024.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.

Our directors are divided into two groups — interest directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors
Steven L. Brown(2)	Direct and Indirect	1,280,842		2.61%
Kyle Brown(3)	Direct and Indirect	1,052,468		2.14%
Independent Directors
Irma Lockridge	Direct	13,348		*
Richard P. Hamada	Direct	93,735		*
Ronald E. Estes(4)	Direct and Indirect	27,926		*
Michael E. Zacharia(5)	Direct and Indirect	32,757		*
Executive Officers
Gerald Harder(6)	Direct and Indirect	266,233		*
Ron Kundich	Direct	194,460		*
Sarah Stanton	Direct	105,193		*
Michael Testa	Direct	67,394		*
Executive officers and directors as a group (10 persons)(7)		3,134,356		6.38%
5.0% Owners
Eagle Point Credit Management LLC(8)	Direct and Indirect	3,906,048	(9)	7.95%

____________

*        Less than 1%

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)      Includes 740,096 shares held directly by Mr. S. Brown and 540,746 shares held indirectly through the Steven and Patricia Brown Family Trust, dated March 19, 1998.

(3)      Includes 989,824 shares held directly by Mr. K. Brown, 10,825 shares held through KBIZ Corp., which he solely owns and controls, and 51,819 shares held indirectly through the Kyle and Amy Brown Family Trust, dated February 4, 2019.

(4)      Includes 27,306 shares held directly by Mr. Estes and 620 shares held indirectly through the Estes Revocable Trust, dated January 12, 1990.

(5)      Includes 12,417 shares held directly by Mr. Zacharia and 20,340 shares held indirectly through the 2001 Michael E and Debra L Zacharia Trust, dated June 15, 2001.

(6)      Includes 246,445 shares held directly by Mr. Harder, 10,000 shares held by the Harder Family Living Trust, dated May 26, 2000, and 9,788 shares held indirectly through an IRA with the Millennium Trust Co. LLC as custodian.

(7)      The address for each of the directors and officers is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

(8)      Reflects 3,902,715 shares issuable upon conversion, at the election of the holder, of the Company’s 6.00% Convertible Notes due 2025 (the “Convertible Notes”) at the conversion rate of 78.0543 shares per $1,000 principal amount of the Convertible Notes, and 3,333 shares directly owned by Thomas Philip Majewski. Such issuable shares upon conversion are not deemed outstanding. Based on information obtained from a Schedule 13G filed jointly by Eagle Point Credit Management LLC (“EPCM”), Eagle Point DIF GP I LLC, and Mr. Majewski on December 21, 2020, EPCM acts as investment manager to, and exercises investment discretion with respect to, the Convertible Notes directly owned by (i) Eagle Point Defensive Income Fund US and Eagle Point Defensive Income Fund Non-US LP (the “DIF Funds”) and (ii) certain separately managed client accounts (collectively with the DIF Funds, the “Accounts”). Eagle Point DIF GP I LLC serves as the general partner to the DIF Funds. Mr. Majewski is the managing partner and a member of the portfolio management team of EPCM. EPCM is deemed to beneficially own and could be deemed to have sole voting power and sole dispositive power over 3,902,715 shares issuable upon conversion of the Convertible Notes directly owned by the Accounts. Eagle Point DIF GP I LLC is deemed to beneficially own and could be deemed to have shared voting power and shared dispositive power over 1,628,291 shares issuable upon conversion of the Convertible Notes directly owned by the DIF Funds. Mr. Majewski is deemed to beneficially own 3,906,048 shares, including (i) 3,333 shares he directly owns, over which he may be deemed to have sole voting power and sole dispositive power, and (ii) 3,902,715 shares issuable upon conversion of the Convertible Notes directly owned by the Accounts, over which he could be deemed to have shared voting power and shared dispositive power. The address for EPCM, Eagle Point DIF GP I LLC, and Mr. Majewski is 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(9)      The 3,902,715 shares issuable upon conversion of the Convertible Notes at the election of the holders thereof are not deemed outstanding, including for the purposes of computing the percentage ownership of any other person.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2023.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of two directors of the Company, as described below. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than eleven. The Board is currently classified as it is divided into three classes of directors serving staggered three-year terms in which directors are elected by stockholders each year. However, commencing as of the date of our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), the Board will cease to be classified and will be de-classified. As a result, the class of directors standing for election at the Annual Meeting will stand for election for three-year terms, the class of directors standing for election at our 2025 Annual Meeting of Stockholders will stand for election for two-year terms, and the class of directors standing for election at our 2026 Annual Meeting of Stockholders will stand for election for one-year terms, in each case expiring at the 2027 Annual Meeting. Commencing with the 2027 Annual Meeting, the directors elected at the 2027 Annual Meeting (and each meeting thereafter) will be elected for a term expiring at the next annual meeting of stockholders. In all cases, each director will hold office until his or her successor has been duly elected and qualified or until such director’s earlier death, retirement, resignation or removal.

The Board currently consists of six directors who serve in the following classes:

•        Class 1 — Ronald E. Estes and Michael E. Zacharia (terms end at the 2026 annual meeting of stockholders);

•        Class 2 — Kyle Brown and Richard P. Hamada (terms end at the Annual Meeting, and, if re-elected at the Annual Meeting, subsequent terms will end at the 2027 Annual Meeting); and

•        Class 3 — Irma Lockridge and Steven L. Brown (terms end at the 2025 annual meeting of stockholders).

Kyle Brown and Richard P. Hamada have been nominated for re-election to the Board as Class 2 directors to serve a three-year term until the 2027 Annual Meeting and until their respective successors are duly elected and qualified. If any of Messrs. K. Brown and Hamada are not re-elected by stockholders at the Annual Meeting, they will each remain a director until their respective successors are duly elected and qualified. Messrs. K. Brown and Hamada each have agreed to serve as a director if re-elected and consented to being named as a nominee in this Proxy Statement.

A stockholder can vote for, against or abstain from voting for any of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of each director nominee named in this Proxy Statement. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any person named as director nominee will be unable or unwilling to serve.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect each director nominee to the Board. For this proposal, “abstain” votes and broker non-votes, if any, will count as Shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR
NOMINEE.

Information about the Director Nominees and Other Directors

Set forth below is information, as of April 15, 2024, regarding Messrs. K. Brown and Hamada, who have been nominated by the Board for re-election as directors of the Company by stockholders at the Annual Meeting, as well as information about the Company’s other current incumbent directors whose terms of office will continue after the Annual Meeting. Neither Mr. K. Brown nor Mr. Hamada is being proposed for re-election pursuant to any agreement or understanding between any of Mr. K. Brown and Mr. Hamada, on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individuals are qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.

Nominees for Class 2 Director — Terms Expiring 2027:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Interested Director(3)
Kyle Brown, 40	Director, Chief Executive Officer, President, and Chief Investment Officer Director	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 2 Director since 2019; Term expires in 2024	—
Independent Director
Richard P. Hamada, 65		Director	Class 2 Director since 2021; Term expires in 2024	Keysight Technologies, Inc. (KEYS)

____________

(1)      The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

(2)      Directors will serve for three-year terms and until their successors are duly elected and qualified.

(3)      “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. K. Brown is an “interested person” because of his affiliation with the Company.

Kyle Brown has served as the Company’s Chief Executive Officer since January 2024, the Company’s President and Chief Investment Officer since August 2019 and as a member of the Board since September 2019. Mr. K. Brown is also a member of the Company’s Investment Committee (the “Investment Committee”). Prior to joining the Company, Mr. K. Brown was a Managing Partner at Trinity Capital Investments (“Trinity”), a leading provider of venture loans and equipment financing to growth stage companies, and a member of its investment committees since 2015. In such capacity, Mr. K. Brown was responsible for managing the investment activities at Trinity in order to achieve the firm’s deployment goals and managed relationships with potential customers as well as with strategic partners, including venture capital firms and technology bank lenders. Prior to joining Trinity, Mr. K. Brown was the Founder and Chief Executive Officer of Brown Equity, LLC, a real estate financial investment firm, from 2006 to 2015. He also co-founded and managed Sharp Equity Homes, LLC, a full-service, web-based multiple listing service for trustee sale auctions in Arizona and California, from 2007 to 2012. Prior to that, Mr. K. Brown founded or co-founded three additional startups over the course of his career.

Mr. K. Brown is the son of Steven L. Brown. The Company believes that Mr. K. Brown’s extensive investing, leadership, entrepreneurial experience and investment management process experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Richard P. Hamada has served as a member of the Board since December 2021. Previously, Mr. Hamada was Chief Executive Officer of Avnet, Inc., an electronic components distributor, from July 2011 until he retired in July 2016. Since 2014, Mr. Hamada has served on the board of directors of Keysight Technologies, Inc., a test and measurement equipment provider, and is a member of Keysight’s Compensation and Human Capital and

Nominating & Corporate Governance Committees. Mr. Hamada previously served on the boards of directors of Avnet, Inc. and Global Technology Distribution Council, and served as the board chair of National Education Partners, and as a member of the board of trustees of National University. Mr. Hamada was named to Computer Reseller News’ Top 25 Most Influential Channel Executives three times.

The Company believes Mr. Hamada’s numerous management positions and director experience provide him with extensive sales, marketing and management knowledge, all of which make him well qualified to serve on the Board.

Incumbent Class 3 Directors — Term Expiring 2025:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Irma Lockridge, 51	Director	Chief People and Systems Officer, CoorsTek, Inc.	Class 3 Director since 2021; Term expires in 2025	—
Interested Director(3)
Steven L. Brown, 62	Executive Chairman	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 3 Director since 2019; Term expires in 2025	—

____________

(1)      The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

(2)      Directors are serving three-year terms and until their successors are duly elected and qualified.

(3)      “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. S. Brown is an “interested person” because of his affiliation with the Company.

Irma Lockridge has served as a member of the Board since December 2021. Ms. Lockridge currently serves as the Chief People and Systems Officer for CoorsTek, Inc., a technical ceramics manufacturer. Prior to joining CoorsTek in April 2016, Ms. Lockridge served as the senior vice president of human resources of several companies, including Newell-Rubbermaid, Western Union, TeleTech Holdings, Inc., and Liberty Mutual/Colorado Casualty Insurance. Ms. Lockridge currently serves on the boards of Northwest Pipe Company, where she serves on the Compensation and Nominating & Corporate Governance Committees, the Denver Scholarship Foundation and the American Cancer Society.

The Company believes Ms. Lockridge’s numerous management positions and broad experiences in Human Resources provide her with skills and valuable insight in talent acquisition, talent management, and strategic business partnering, all of which make her well qualified to serve on the Board.

Steven L. Brown, the Company’s founder, has served as Executive Chairman of the Company since January 2024 and Chairman of the Board since August 2019. Mr. S. Brown previously served as the Company’s Chief Executive Officer from August 2019 to January 2024. Mr. S. Brown is also a member of the Investment Committee. Prior to founding the Company, Mr. S. Brown founded Trinity in January 2008 and was a Managing Partner at Trinity, a leading provider of venture loans and equipment financing to growth stage companies, since January 2008.

Mr. S. Brown has 25 years of experience in venture equity and venture debt and working with growth stage companies. Prior to founding Trinity, Mr. S. Brown served as general partner at Point Financial Capital Partners, a venture leasing fund, from 2003 to 2008 and was the President and Chief Financial Officer of InvestLinc Financial Services, an early-stage private equity fund and consulting firm, from 1998 to 2002. He was also part of the founding group of Cornerstone Equity Partners, a private equity fund, and served as a partner from 1996 to 1998.

Mr. S. Brown is a member of the Small Business Investment Alliance and serves on the Board of Directors for invisionAZ, which has a mission of accelerating the growth of Arizona’s vibrant tech ecosystem. He also serves on the Investment Committee for invisionAZ’s Arizona-based Venture Fund.

Mr. S. Brown is the father of Kyle Brown, a fellow Director of the Company and its Chief Executive Officer, President and Chief Investment Officer. The Company believes that Mr. S. Brown’s history with the Legacy Funds (as such term is defined below), familiarity with the Company’s investment platform and extensive venture capital lending, equipment financing and management experience bring important and valuable skills to the Board and qualify him to serve as Chairman of the Board.

Incumbent Class 1 Directors — Terms Expiring 2026

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Ronald E. Estes, 67	Director	President, CEO and CFO, LifeStream Complete Senior Living, Inc.	Class 1 Director since 2019; Term expires in 2026	—
Michael E. Zacharia, 72	Director	Executive Coach and Consultant; Adjunct Professor of Law, Pepperdine University School of Law; Advisory Board Member, Center for Advanced Coaching	Class 1 Director since 2020; Term expires in 2026	—

____________

(1)      The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

(2)      Directors are serving for three-year terms and until their successors are duly elected and qualified.

Ronald E. Estes has served as a member of the Board since September 2019. In 2022, Mr. Estes retired from his position as President and Chief Executive Officer of LifeStream Complete Senior Living, Inc., a non-profit provider of senior living communities, having served in that role since 2016 and as the company’s Chief Financial Officer since January 2013. In such capacities, Mr. Estes was responsible for all matters related to the mission, organization and financial oversight of LifeStream Complete Senior Living, Inc. Prior to that, Mr. Estes served as a tax director at McGladrey LLP (now RSM US LLP), an audit, tax and consulting services firm, from 2011 to 2012. Mr. Estes also previously served as the Chief Financial Officer of The Ryerson Company, a developer and operator of senior living communities, from 2003 to 2010. Mr. Estes is a certified public accountant with 15 years of public accounting experience.

The Company believes Mr. Estes’ extensive management, leadership and accounting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Michael E. Zacharia has served as a member of the Board since December 2020. Mr. Zacharia has been an executive coach and consultant to Fortune 150 companies, privately held companies, non-profit organizations, and higher education institutions since 2008 and has served on the advisory board for the Center for Advanced Coaching since 2009. In addition, he has taught Cross-Cultural Negotiations and Dispute Resolution as an Adjunct Professor of Law at the Straus Institute for Dispute Resolution at the Pepperdine University School of Law since 2009 and was the Co-Director of the Pacis Project on Faith Based Diplomacy, a joint venture between Pepperdine University and the International Center for Religion and Diplomacy in Washington D.C., from 2008 to 2012. Previously, Mr. Zacharia served on the board of directors of Martha Stewart Living Omnimedia, Inc., a diversified media and merchandising company, during 2013 and served as the Executive Vice President for Business Development, the General Counsel and the Secretary of DFS Group Limited, a travel retail company, from 1996 to 2007. Prior to joining DFS Group Limited, Mr. Zacharia was a partner at the law firm of Wiley Rein LLP from 1989 to 1995. He also previously served as the Assistant Secretary of Commerce for Export Administration, the Deputy Assistant

Secretary of State for International Trade Controls, and Special Counsel to the Undersecretary for International Trade in the Commerce Department. In addition, Mr. Zacharia was previously selected as a White House Fellow and served as Special Assistant in the office of the U.S. Secretary of State.

The Company believes Mr. Zacharia’s extensive management, leadership and executive coaching and consulting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Trinity Capital Inc.(1)(2)
Interested Directors
Steven L. Brown	Over $100,000
Kyle Brown	Over $100,000
Independent Directors
Irma Lockridge	Over $100,000
Richard P. Hamada	Over $100,000
Ronald E. Estes	Over $100,000
Michael E. Zacharia	Over $100,000

____________

(1)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)      The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the Company’s common stock of $14.03 on the Record Date on the Nasdaq Global Select Market (“Nasdaq”), times the number of shares beneficially owned.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Gerald Harder	62	Chief Operating Officer	2019
Ron Kundich	53	Chief Credit Officer	2019
Sarah Stanton	39	General Counsel, Chief Compliance Officer, and Secretary	2020
Michael Testa	42	Chief Financial Officer and Treasurer	2024

The address for each of the Company’s executive officers is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

Gerald Harder has served as the Company’s Chief Operating Officer since March 2022, served as its Chief Credit Officer from August 2019 until March 2022, and is a member of the Investment Committee. Prior to joining the Company, Mr. Harder served as an Operating Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2016 to 2018. As an Operating Partner at Trinity, Mr. Harder was responsible for analyzing investment opportunities and collaborating on the firm’s investment strategy, objectives, asset allocation and balancing risk against performance. Prior to joining Trinity, he served as an executive vice president of engineering and operations at Sand 9 Inc., a fabless Micro-electromechanical system company, from 2012 to 2015. In such capacity, Mr. Harder worked to design, develop and produce groundbreaking piezoelectric microelectromechanical systems-based timing devices for mobile, internet of things, and communications infrastructure markets. Mr. Harder has also served in many technology leadership roles, including director of operations for Cirrus Logic from 2011 to 2012, vice president of engineering for White Electronic Designs from 2008 to 2010, and technical leadership roles with ON Semiconductor from 2004 to 2008.

Ron Kundich is the Company’s Chief Credit Officer since March 2022 and a member of the Investment Committee, having joined the Company in 2019 as its Senior Vice President — Loan Originations before rising to the role of Senior Managing Director. Prior to joining the Company, Mr. Kundich served as a Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2017 to 2018. At Trinity, Mr. Kundich was responsible for developing relationships with the firm’s referral partners, sourcing potential investments and evaluating investment opportunities, including working closely with venture capitalists, commercial technology bankers, attorneys and financial professionals in Silicon Valley and abroad. Prior to joining Trinity, Mr. Kundich served as a Managing Director and Regional Manager at Square 1 Bank from 2013 to 2017, where he was responsible for sourcing, underwriting and managing a portfolio of venture-backed companies and a team of venture bankers. Mr. Kundich has been supporting venture-backed companies for over 25 years and his career path has included increasing levels of responsibility with leading technology banks including Silicon Valley Bank, Imperial Bank (which was acquired by Comerica Bank) and Square 1 Bank (where he was a Co-Founder).

Sarah Stanton has served as the Company’s General Counsel and Secretary since July 2020, and its Chief Compliance Officer since August 2021. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, SEC and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.

Michael Testa has served as the Company’s Chief Financial Officer and Treasurer since January 2024. Previously, Mr. Testa served as the Company’s Chief Accounting Officer from November 2020 to January 2024. Prior to joining the Company, Mr. Testa was vice president and controller at Oxford Funds, a credit-focused asset manager, from 2017 to 2020. Before that, Mr. Testa worked within the financial services practice of Ernst & Young LLP, focusing on financial audits of clients in the asset management industry, from 2004 to 2017.

Election of Officers

Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board consists of six members. The Board is currently divided into three classes, with the members of each class serving staggered, three-year terms. The terms of the Company’s Class 1 directors will expire at the 2026 annual meeting of stockholders; the terms of the Company’s Class 2 directors will expire at the Annual Meeting; and the terms of the Company’s Class 3 directors will expire at the 2025 annual meeting of stockholders.

Commencing as of the date of our 2027 Annual Meeting, the Board will cease to be classified and will be de-classified. As a result, the Class 2 directors standing for election at the Annual Meeting will stand for election for three-year terms, the Class 3 directors standing for election at our 2025 annual meeting of stockholders will stand for election for two-year terms, and the Class 1 directors standing for election at our 2026 annual meeting of stockholders will stand for election for one-year terms, in each case expiring at the 2027 Annual Meeting. Commencing with the 2027 Annual Meeting, the directors elected at the 2027 Annual Meeting (and each meeting thereafter) will be elected for a term expiring at the next annual meeting of stockholders.

Messrs. Estes and Zacharia serve as Class 1 directors. Messrs. Hamada and K. Brown serve as Class 2 directors. Ms. Lockridge and Mr. S. Brown serve as Class 3 directors.

Independent Directors

Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act, the 1940 Act and the listing standards of Nasdaq. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company or of any of its respective affiliates, the Board determined that Ms. Lockridge and Messrs. Hamada, Estes and Zacharia qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act and the Nasdaq corporate governance listing standards.

Interested Directors

Messrs. S. Brown and K. Brown are considered “interested persons” (as defined in the 1940 Act) of the Company because they are executive officers of the Company.

Meetings and Attendance

The Board met 10 times during 2023 and acted on various occasions by unanimous written consent. Each director (during the period for which he or she has been a director) attended at least 75% of the meetings of the Board and the committees thereof on which he or she served during 2023.

Board Attendance at Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. All of our then-current directors attended the 2023 annual meeting of stockholders.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs. Among other things, the Board approves the appointment of our officers, reviews and monitors the services and activities performed by our officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believes that our flexibility to select our chairman and reorganize our leadership structure from time to time is in our and our stockholders’ best interests.

Presently, Steven L. Brown serves as the chairman of the Board. Mr. S. Brown is an interested director because he is the Executive Chairman of the Company and serves on the Investment Committee. We believe that Mr. S. Brown’s history with Trinity, familiarity with our investment platform and extensive venture capital lending, equipment financing and management experience qualifies him to serve as chairman of the Board. Moreover, the Board believes that it is in the best interests of our stockholders for Mr. S. Brown to lead the Board because of his broad experience with our platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

The Board has appointed Mr. Estes as its lead Independent Director. The Board believes that having a lead Independent Director will in some circumstances help coordinate communications with management and assist the Board in its exercise of its oversight duties. As the lead Independent Director, Mr. Estes presides over all meetings of the Board at which the Chairman is not present, including executive sessions of the Independent Directors; serves as a liaison between the Chairman and/or other senior executives and the Independent Directors; previews information to be provided to the Board; organizes and leads the Board’s evaluation of our executive officers; and consults with our Chief Executive Officer, Executive Chairman and other senior management about strategic policies. Mr. Estes will serve as lead Independent Director until he no longer serves as an Independent Director; he decides to resign from his position as lead Independent Director; or the majority of the Board, including a majority of the Independent Directors, decides that Mr. Estes should no longer serve as lead Independent Director.

Our corporate governance practices include meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.

Board Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating Committee,” the Audit Committee and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. Both the Audit Committee and the Nominating Committee consist solely of Independent Directors.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.

We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we have elected to be treated, currently qualify and intend to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes, including for our fiscal year ending December 31, 2023. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the role of the Board in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Executive Compensation Recovery, or “Clawback”

We have adopted a Clawback Policy in accordance with the requirements of Nasdaq Listing Rule 5608 and Rule 10D-1 under the Exchange Act. Our Clawback Policy provides for the recovery of certain incentive-based compensation in the event of an accounting restatement of our financial statements in connection with material non-compliance with any financial reporting requirement under U.S. Federal securities laws, including any required accounting statement to correct a material error in previously issued financial statements. Under the Clawback Policy, we will promptly recoup from covered executive officers, including our NEOs (as defined below), erroneously awarded compensation received by any such covered executive officer after the policy’s effective date if we are required to prepare an accounting restatement.

Board Diversity

Nasdaq Listing Rule 5605(f) requires each Nasdaq-listed company, subject to certain exceptions, to have at least one director who self-identifies as female and to have at least one director who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+, or to explain why the company does not have at least two directors on its board who self-identify in the categories listed above. In addition, Nasdaq Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each Nasdaq-listed company, subject to certain exceptions, to provide statistical information about the company’s board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. We are not required to fully comply with the Diverse Board Representation Rule until 2025. However, in the matrix below, we have provided the statistical information required by Nasdaq Listing Rule 5605(f).

BOARD DIVERSITY MATRIX (as of April 26, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian(1)		1
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White(1)		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

____________

(1)      One director self-identifies as having both an “Asian” and “White” demographic background.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Committees of the Board

The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at www.trinitycap.com.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):

Audit Committee	Nominating Committee	Compensation Committee
Ronald E. Estes (Chair)	Irma Lockridge (Chair)	Michael E. Zacharia (Chair)
Michael E. Zacharia	Ronald E. Estes	Ronald E. Estes
Richard P. Hamada	Michael E. Zacharia	Richard P. Hamada

Audit Committee

The Audit Committee is composed of Ronald E. Estes (chair), Michael E. Zacharia and Richard P. Hamada, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. The Board has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, our Audit Committee members meet the independence and experience requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s corporate governance listing standards.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, and approves the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.

The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities, that, while listed on a private securities exchange, have not actively traded.

The Audit Committee held eight formal meetings in 2023. Each member of the Audit Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2023.

Nominating Committee

General

The Nominating Committee is composed of Irma Lockridge (chair), Ronald E. Estes and Michael E. Zacharia, each of whom is considered independent under the Nasdaq corporate governance listing standards and is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

The Nominating Committee held one formal meeting in 2023 and acted on various occasions by unanimous written consent. Each member of the Nominating Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2023.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.

The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•        whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•        whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•        whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•        whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and

•        whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board will be polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its stockholders.

Compensation Committee

The Compensation Committee is composed of Michael E. Zacharia (chair), Richard P. Hamada and Ronald E. Estes, each of whom is considered independent under the Nasdaq corporate governance listing standards and is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

In accordance with its written charter adopted by the Board, the Compensation Committee oversees our overall compensation strategies, plans, policies and programs, including determining the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The Compensation Committee also assesses our compensation-related risks. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities.

In 2021, the Compensation Committee engaged Mercer, an independent third-party compensation consultant, to perform certain services related to our executive officer and non-employee director compensation, including but not limited to development and annual review of a compensation peer group, benchmarking of executive officer and non-employee director compensation and compensation-related governance matters. In choosing Mercer as its independent consultant, the Compensation Committee considered the six factors referenced in Item 407(e)(3)(iv) of Regulation S-K, including (1) the Compensation Committee’s provision of other services to the Company; (2) the amount of fees the Compensation Committee receives from the Company; (3) the Compensation Committee’s policies and procedures that are designed to prevent conflicts of interest; (4) any business or personal relationships between Mercer and any member of the Compensation Committee; (5) any stock of the Company owned by Mercer; and (6) any business or personal relationships between Mercer or the Compensation Committee with an executive officer of the Company.

The Compensation Committee held five formal meetings in 2023 and acted on various occasions by unanimous written consent. Each member of the Compensation Committee (during the period for which he or she has been a member of the committee) attended all of the meetings held during 2023.

Compensation Committee Interlocks and Insider Participation

During 2023, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent for purposes of the applicable listing standards of Nasdaq and not an “interested person” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during 2023 between any member of the Board, the Compensation Committee or our executive officers.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.trinitycap.com.

There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.trinitycap.com and will file a Current Report on Form 8-K with the SEC.

Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

DIRECTOR COMPENSATION

Independent Director Fees

In 2023, we paid each Independent Director an annual fee of $100,000 per year for serving as a director. These directors are Ms. Lockridge and Messrs. Estes, Hamada and Zacharia. We also paid annual retainer fees to the chairs of the Board’s committees in 2023 as follows:

•        Audit Committee Chair: $15,000 per year;

•        Compensation Committee Chair: $15,000 per year; and

•        Nominating Committee Chair: $10,000 per year.

In 2024, the Board approved increasing the annual fee from $100,000 to $120,000 and the audit committee chair retainer fee from $15,000 to $20,000. Additionally, the Board approved an annual retainer fee for the lead Independent Director in the amount of $20,000. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as a director. The Compensation Committee periodically reviews the compensation of our Independent Directors and recommends any changes to the Board for approval.

Directors who are also employees of the Company and therefore “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors. For a discussion of the compensation of our interested directors and executive officers, see “Executive Compensation” below.

Non-Employee Director 2019 Restricted Stock Plan

On May 27, 2021, we received exemptive relief from the SEC (the “SEC Exemptive Order”) that allows us to issue restricted stock to our non-employee directors under the 2019 Restricted Stock Plan (as defined under Proposal 3 below), subject to the terms and conditions of such exemptive relief and such equity incentive plans. These equity incentive plans were approved by our Board on October 17, 2019, and by our stockholders on June 17, 2021 at our 2021 Annual Meeting of Stockholders. The 2019 Restricted Stock Plan became effective on June 17, 2021 and provides for grants of restricted stock awards (“Non-Employee Director Awards”) to our non-employee directors (the “Non-Employee Director Participants”), which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) in accordance with the SEC Exemptive Order. The Non-Employee Director Participants will have the right to receive dividends on such awarded restricted stock, unless and until the restricted stock is forfeited.

Subject to certain adjustments under the 2019 Restricted Stock Plan, the total number of shares of the Company’s common stock that may be subject to Non-Employee Director Awards is 60,000 shares. The Company has included a proposal in this Proxy Statement to increase the number of shares subject to Non-Employee Director Awards by 60,000 shares. See “Proposal 3 — Approval of an Amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.” The 2019 Restricted Stock Plan is administered by the Compensation Committee, subject to the discretion of the Board.

The 2019 Restricted Stock Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on the Board. Under the 2019 Restricted Stock Plan, at the beginning of each one-year term of service on the Board, each Independent Director may, at the discretion of the Compensation Committee, receive a grant of shares of restricted stock in an amount determined by the Compensation Committee. These restricted shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.

The 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date it was approved by the Company’s stockholders, unless terminated sooner by action of the Board.

As detailed below, during the year ended December 31, 2023, the Company granted 15,196 shares of restricted stock under the 2019 Restricted Stock Plan. The Company determined that the fair value of such restricted stock granted during the year ended December 31, 2023 was approximately $0.2 million and recognized total share-based compensation expense of approximately $0.2 million for the year. As of December 31, 2023, there was approximately $0.1 million of total unrecognized compensation costs related to non-vested restricted stock awards.

Director Summary Compensation Table

The following table sets forth the compensation that we paid to each Independent Director for his or her services as a director during the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Current Independent Directors
Ronald E. Estes	$115,000	$49,995	—	—	$164,995
Michael E. Zacharia	$115,000	$49,995	—	—	$164,995
Irma Lockridge	$110,000	$49,995	—	—	$159,995
Richard P. Hamada	$100,000	$49,995	—	—	$149,995

EXECUTIVE COMPENSATION

Overview

Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. As an internally managed BDC, we aim to incentivize our executive officers to maintain the Company’s financial well-being and avoid an inappropriate focus on short-term profits that could jeopardize the Company’s long-term performance. The structure of our executive compensation arrangements and incentive compensation programs are designed to encourage and reward the following:

•        pursuing attractively priced investment opportunities in all types of securities within our investment strategy and objective;

•        accomplishing our investment objective;

•        ensuring we allocate capital in the most effective manner possible; and

•        creating and growing stockholder value.

Our Compensation Committee adopts, reviews and approves all of our executive compensation arrangements and policies.

In 2023, our senior management team consisted of Messrs. S. Brown, K. Brown, Harder, Kundich, Lund and Testa, and Ms. Stanton. We refer to Messrs. S. Brown, K. Brown, and Harder as the named executive officers, or NEOs, for the fiscal year ended December 31, 2023. As part of the Company’s long-term succession plans, effective January 1, 2024, Kyle Brown succeeded Steven Brown as Chief Executive Officer of the Company, and Steven Brown assumed a newly created role of Executive Chairman, and effective January 5, 2024, Michael Testa succeeded David Lund as Chief Financial Officer and Treasurer. We have entered into certain employment offer letters with each of the NEOs (the “NEO Agreements”), as well as certain of our other senior management team members referenced above, regarding their compensation packages.

Executive Compensation Philosophy

Overview.    Our performance-driven executive compensation program consists of the following three components:

•        base salary;

•        discretionary annual cash bonuses; and

•        equity and equity-based compensation pursuant to the 2019 Long-Term Incentive Plan (as defined under Proposal 2 below).

We carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company and align with the interests of our stockholders. This is not a mechanical process, and our Compensation Committee uses its judgment and experience, working in conjunction with our Chief Executive Officer and with input from its independent third-party compensation consultant, to determine the appropriate level and mix of compensation for each NEO. Cash compensation, consisting of base salary and discretionary annual cash bonuses tied to individual and corporate performance metrics set each year by the Compensation Committee, is intended to incentivize NEOs to remain employed with us and to work towards achieving our corporate goals. Equity and equity-based compensation may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his or her performance against those expectations. We continually assess our mix of short-term cash compensation and longer-term equity-based compensation to encourage retention of key employees and align their interests with our stockholders.

Base salary.    Base salary is set at a level to recognize the particular experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with determining the 2023 annual base salaries of the NEOs, the Compensation Committee and management considered several factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, and the number of well-qualified candidates available for the role. In addition, we considered the annual base salaries paid to comparably situated executive officers of similar entities and other competitive market practices, with input from the Compensation Committee’s third-party compensation consultant, Mercer.

The annual base salaries of the NEOs are reviewed on an annual basis, and at the time of promotion or other changes in roles or responsibilities. The leading factors in determining increases in annual base salary level are relative performance, relative cost of living and market competitiveness. None of the NEOs received a base salary increase in 2023.

Annual cash bonuses.    Annual cash bonuses are intended to reward individual and company performance during the calendar year and can therefore be highly variable from year to year. These bonuses are determined on a discretionary basis by the Compensation Committee based upon company performance, individual performance and other metrics set by the Compensation Committee, with our management’s input. The Compensation Committee decided to maintain, and not increase, target cash bonus levels for our NEOs in 2023.

The 1940 Act requires that discretion is maintained by the Compensation Committee with respect to incentive compensation paid to executive officers. Therefore, the Compensation Committee may consider certain established factors when determining NEOs’ annual cash bonuses, but the incentive compensation framework may not be formulaic or automatic. Our Compensation Committee established certain metrics to consider when determining the NEO cash bonuses for 2023 performance, paid in 2024, which included but were not limited to:

•        net distributable income for the applicable fiscal year;

•        return on equity for the applicable fiscal year;

•        return on assets for the applicable fiscal year; and

•        total stockholder return and stock performance for the applicable fiscal year.

Our Compensation Committee will also consider operational metrics, such as realized gains or losses and unrealized appreciation or depreciation, portfolio activity and growth in total assets, as well as other strategic items of importance for a particular year.

In evaluating the performance of our NEOs to determine their 2023 cash bonus amounts, the Compensation Committee compared our performance (particularly with respect to the metrics enumerated above) to our Board-approved annual operating plan and to the performance of a group of our BDC peers. The Compensation Committee also evaluated the performance and contributions of each NEO, with input from our Chief Executive Officer. Based on the foregoing considerations and analysis, and after due deliberation, the Compensation Committee awarded NEO bonuses for performance in 2023, which were paid during the first quarter of 2024, at 120% of target. In addition to these amounts, the Compensation Committee, in its discretion, approved a one-time bonus to our NEOs, paid out over seven quarters beginning in the first quarter of 2022 and ending in the third quarter of 2023, as a result of the Company’s net realized gain of $59.8 million in January 2022 from its liquidation of equity positions in two portfolio companies, Lucid Group, Inc. and Matterport Inc., due to the extraordinary nature of such net realized gain.

Long-Term Incentive Awards

Generally.    We have adopted the 2019 Long-Term Incentive Plan to provide equity and equity-based awards as long-term incentive compensation to our executive officers and key employees.

We use equity awards to:

•        attract and retain key officers and employees;

•        motivate our officers and employees by means of performance-related incentives to achieve long-range performance goals;

•        enable our officers and employees to participate in our long-term growth; and

•        link our officers’ and employees’ compensation to the long-term interests of our stockholders.

Subject to the terms of the 2019 Long-Term Incentive Plan, the Compensation Committee determines the persons to receive equity and equity-based awards. At the time of each award, the Compensation Committee determines the terms of the award, including any performance period (or periods) and any performance objectives relating to the award, subject to the terms and conditions set forth in the 2019 Long-Term Incentive Plan.

Grant Practices for Executive Officers.    Annual equity awards to executive officers are typically granted during the first quarter of the year and typically vest over four years. In March 2023, the Compensation Committee granted restricted stock awards to our NEOs. In determining the amounts of such awards, the Compensation Committee considered competitive long-term incentive amounts, the desired pay mix to balance annual outcomes and a longer-term perspective, each NEO’s individual performance in 2022, as well as the company’s performance against its peers that year, and the achievements of certain strategic and operational goals for the year. These restricted stock awards will become vested as to 25% of the shares underlying the award on the first anniversary of the grant date, with the remaining shares vesting in quarterly installments over the next three years.

Restricted stock and restricted stock units.    Generally, BDCs such as us may not grant shares of their stock for services without an exemptive order from the SEC. On May 27, 2021, we received such exemptive relief from the SEC, thus allowing us — via the Compensation Committee, subject to the discretion of the Board — to grant awards of restricted stock, incentive stock options and non-statutory stock options (together with incentive stock options, “Options”) to certain of the Company’s executive officers, employee directors and other employees (collectively, the “Employee Participants”) under the 2019 Long-Term Incentive Plan, subject to the terms and conditions of the SEC Exemptive Order and such equity incentive plan. The 2019 Long-Term Incentive Plan was approved by our Board on October 17, 2019, and by our stockholders on June 17, 2021 at our 2021 Annual Meeting of Stockholders. The 2019 Long-Term Incentive Plan became effective on June 17, 2021.

Our 2019 Long-Term Incentive Plan provides a means through which we may attract and retain qualified employees to enter into and remain in service to the Company. Each grant of restricted stock allows for a fixed number of shares as set forth in an award agreement between the grantee and us. The Compensation Committee approved annual equity awards for each of our NEOs in March 2023 that reflect an equal dollar value to the equity awards granted in March 2022. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to distributions and voting rights. While the 2019 Long Term Incentive Plan contemplates grants of restricted stock, restricted stock units, Options, dividend equivalent rights, performance awards and other stock-based awards to the Employee Participants, the Company only sought and received exemptive relief from the SEC pursuant to the SEC Exemptive Order to grant awards of restricted stock and Options. As a result, the Company will only grant awards of such securities under the 2019 Long Term Incentive Plan. The Employee Participants will have the right to receive dividends on such awarded restricted stock, unless and until the restricted stock is forfeited.

During the year ended December 31, 2023, the Company granted 607,200 shares, net of 205,327 retired shares, of restricted stock of the 3.6 million authorized under the 2019 Long Term Incentive Plan. The Company determined that the fair value of such restricted stock granted during the year ended December 31, 2023 was approximately $10.5 million and recognized total share-based compensation expense of $8.6 million for the year. As of December 31, 2023, there was approximately $17.1 million of total unrecognized compensation costs related to non-vested restricted stock awards. These costs are expected to be recognized over a weighted average period of 2.5 years.

The 2019 Long-Term Incentive Plan will terminate on the day prior to the tenth anniversary of the date it was approved by the Board, unless terminated sooner by action of the Board or the Compensation Committee, as applicable.

Competitive Market Review

We consider competitive market practices with respect to the salaries and total compensation of our NEOs. We review the market practices of similar companies by speaking to other financial professionals and reviewing annual reports on Form 10-K, proxy statements or similar information of other internally managed BDCs. As discussed under “Compensation Committee”, the Compensation Committee has engaged Mercer, an independent third-party compensation consultant, to perform certain services related to our executive officer compensation, including but not limited to development and annual review of a compensation peer group, annual benchmarking of executive officer compensation, and other compensation-related governance matters.

In determining 2023 NEO compensation, the Compensation Committee considered Mercer’s executive benchmarking report, which compared our executive officer compensation to that of the comparator peer group approved by the Compensation Committee, which is made up of internally managed BDCs, internally managed real estate investment trusts, and broader financial services organizations of comparable size to the Company. Selection criteria for comparator peer group companies included publicly traded status, geography, industry, size, organizational structure and disclosure of compensation data. The comparator peer group is believed to reflect the labor market for our executive officers and has a similar investor base.

Pay for Performance Alignment

We believe that our executive compensation program appropriately aligns executive compensation with both company and individual performance. As described above, the Compensation Committee considers a number of individual and corporate performance factors and metrics each year in setting executive compensation and determining incentive compensation payout levels. The Compensation Committee considers, among other things, our net distributable income, return on equity, return on assets and total stockholder return for the relevant year against our BDC peers. The objective in analyzing these performance factors is to ensure that executive compensation is appropriately tied to the Company’s performance in a given year. Although we are an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and therefore not subject to an annual “say-on-pay” advisory vote, we regularly engage with our stockholders to solicit feedback on our executive compensation program and policies.

Based on stockholder feedback received during 2022 and on the Compensation Committee’s comprehensive assessment of our corporate performance in 2022, the Compensation Committee decided to maintain, and not raise, base salaries and target cash bonus levels for our NEOs in 2023. The Compensation Committee also approved annual equity awards for our NEOs in March 2023 that reflect equal dollar value to the annual awards made in 2022. We believe that our 2023 executive compensation appropriately balances stockholder feedback with a desire to create meaningful performance and retention incentives for our NEOs.

Severance

Upon certain terminations of employment, the NEO Agreements provide that the certain NEOs may receive severance payments and equity and equity-based awards under our 2019 Long-Term Incentive Plan may vest and/or become immediately exercisable or salable as described herein.

2019 Long-Term Incentive Plan.    Under the 2019 Long-Term Incentive Plan, upon specified covered transactions involving a change in control (as defined in the 2019 Long-Term Incentive Plan), all outstanding awards under the 2019 Long-Term Incentive Plan will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.

Severance.    The following discussion regarding severance payments applies only to certain NEOs with whom we have entered into NEO Agreements. See the section below entitled “NEO Agreements” for more information regarding severance payments.

The rationale behind providing severance packages under certain circumstances described below is to attract and retain talented executives and assure them that they will not be financially disadvantaged if they relocate and/or leave another job to join us, but are not retained following a transaction and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the consummation of such a transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2023 Potential Payments Upon Termination of Employment Table.”

Conclusion

Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance which grows the value of the Company. We believe the retention and motivation of our NEOs will enable us to grow strategically and position ourselves competitively in our market.

NEO Summary Compensation Table

The following table shows the compensation paid or accrued to our NEOs during the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)(3)(4)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)(5)(6)	Total ($)
Steven L. Brown	2023	750,000	1,587,800	2,822,541				13,200	5,173,541
Chairman and	2022	750,000	1,483,450	3,799,997				—	6,033,447
Chief Executive Officer	2021	666,250	1,001,250	3,374,989	—	—	—	—	5,042,489
Kyle Brown	2023	650,000	1,343,400	2,673,982				13,200	4,680,582
Director, President and	2022	650,000	1,255,350	3,599,992				20,500	5,525,842
Chief Investment Officer	2021	563,750	768,750	3,374,989	—	—	—	—	4,707,489
Gerald Harder	2023	500,000	792,800	742,769				13,200	2,048,769
Chief Operating Officer(7)	2022	500,000	732,200	999,992				27,000	2,259,192
	2021	461,250	397,500	749,988	—	—	—	—	1,608,738

____________

(1)      Includes discretionary annual cash bonuses earned by the NEOs in the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, which were declared by the Compensation Committee and were based on Company performance, individualized performance and other metrics in accordance with the NEO Agreements. See “— NEO Agreements.”

(2)      In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2023, Messrs. S. Brown, K. Brown and Harder received discretionary cash bonuses of $417,800, $353,400 and $192,800, respectively, in connection with the Company’s January 2022 $59.8 million realized gain from the liquidation of equity positions in two portfolio companies.

(3)      In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2022, Messrs. S. Brown, K. Brown and Harder received discretionary cash bonuses of $557,200, $471,600 and $257,200, respectively, in connection with the Company’s January 2022 $59.8 million realized gain from the liquidation of equity positions in two portfolio companies.

(4)      In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2021, Messrs. S. Brown, K. Brown and Harder received cash bonuses of $270,000, $150,000 and $60,000, respectively, in connection with the registration for public resale and listing on Nasdaq of certain shares of our common stock in accordance with the registration rights agreement, dated January 16, 2020, related to our common stock (the “Common Stock Registration Rights Agreement”). See “— NEO Agreements.”

(5)      Beginning in 2023, the Company revised its methodology for calculating “All Other Compensation” pursuant to the applicable instructions in Item 402(c)(2)(ix) to exclude distributions accrued on restricted stock awards, as the Company believes these distributions are factored into the grant date fair value shown in the “Stock Awards” column of the Summary Compensation Table. In the proxy statement the Company filed in 2022 (disclosing 2021 compensation), the “All Other Compensation” column also included distributions in the amounts of $67,582, $67,582, and $15,018 to Messrs. S. Brown, K. Brown and Harder, respectively, paid on unvested restricted stock during 2021. In the same proxy statement, Total Compensation in 2021 was disclosed as $5,110,071, $4,775,071, and $1,623,756 for each of Messrs. S. Brown, K. Brown and Harder, respectively. The Company did not pay dividends on unvested restricted stock in 2020; accordingly, the compensation reported in the Company’s 2021 proxy statement would not change to reflect this revised methodology.

(6)      Beginning in 2022, the Company began employer matching contributions under its 401(k) plan, which amounts are reflected in “All Other Compensation.”

(7)      Mr. Harder served as the Company’s Chief Credit Officer during the fiscal year ended December 31, 2021.

NEO Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised, unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Steven L. Brown	—	—	—	—	—	394,407	5,730,734	—	—
Kyle Brown	—	—	—	—	—	376,343	5,468,264	—	—
Gerald Harder	—	—	—	—	—	101,696	1,477,643	—	—

____________

(1)      Market value of shares of units of stock that have not vested as of December 31, 2023 valued at the closing stock price on December 29, 2023 (the last trading day prior to the Company’s fiscal year end) of $14.53.

NEO Agreements

As described above, we have entered into the NEO Agreements with our NEOs. The NEO Agreements provide for employment “at will” and specify an initial base salary subject to annual review by the Compensation Committee.

In addition to their annual base salaries, the NEOs will be eligible to receive discretionary annual cash bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on individualized performance and other metrics. The Compensation Committee will establish such performance objectives, as well as determine the actual bonus awarded to each NEO, annually.

Certain NEO Agreements also provide for certain severance and other benefits upon certain terminations of employment for a period of five years following the commencement of the NEO’s employment. The severance and other benefits in these circumstances are reflected in the discussion above and the table below entitled “2023 Potential Payments upon Termination of Employment Table.”

The NEO Agreements provide for, to the extent permitted by applicable law, a non-competition period and other restrictive covenants after termination of employment. In addition, the NEO Agreements provide for, to the extent permitted by applicable law, a non-solicitation period after any termination of employment and for perpetual protection of confidential company information.

Under the NEO Agreements, the NEOs will be entitled to certain payments upon certain terminations of employment, including if a termination occurred in connection with a change in control. The following table sets forth those potential payments with respect to each applicable NEO if their employment had terminated on December 31, 2023:

2023 Potential Payments upon Termination of Employment Table

Name	Benefit	Death(3)	Disability(3)	Termination Without Cause or Good Reason(3)	Within One Year After Change in Control; Termination Without Cause or Good Reason(3)
Steven L. Brown	Severance(1)	$1,444,167	$1,444,167	$1,444,167	$1,444,167
	Bonus(2)	1,885,000	1,885,000	1,885,000	1,855,000
	Equity Award Acceleration(3)	5,749,707	5,749,707	5,749,707	5,749,707
Kyle Brown	Severance(1)	1,242,500	1,242,500	1,242,500	1,242,500
	Bonus(2)	1,595,000	1,595,000	1,595,000	1,595,000
	Equity Award Acceleration(3)	5,495,059	5,495,059	5,495,059	5,495,059
Gerald Harder	Severance(1)	487,083	487,083	487,083	487,083
	Bonus(2)	470,833	470,833	470,833	470,833
	Equity Award Acceleration(3)	1,490,291	1,490,291	1,490,291	1,490,291

____________

(1)      Severance pay includes an employee’s annual base salary (as averaged over three years or employee’s most recent annual base salary if less than three years) and applicable multiple thereof paid in lump sum.

(2)      Bonus compensation includes an employee’s annual bonus (as averaged over last three years or employee’s most recent annual bonus if less than three years) and applicable multiple thereof plus an employee’s pro rata annual bonus for the year of termination paid lump sum.

(3)      Upon these termination events, the employee will also become fully vested in any previously unvested equity or equity-based compensation and receive company paid employer contributions towards COBRA continuation coverage for a period of time, paid in lump sum.

Compensation Plans

401(k) Plan

We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to the Internal Revenue Service (“IRS”) limits annually for the 2023 plan year, and to direct the investment of these contributions. Plan participants who are age of 50 or older during the 2023 plan year are eligible to defer additional “catch up contributions” in amounts up to IRS limits during 2023.

The Board may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts. Pursuant to such discretion, currently, the Company matches 100% of employee contributions to 401(k) plan accounts in amounts up to, but not exceeding, 4% of the employee’s earnings.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have established procedures to govern the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until the Board is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek the review and obtain the approval of the Board and, if required, exemptive relief from the SEC for such transactions.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

PROPOSAL 2: Approval of the amendment to the 2019 Trinity Capital Inc.
Long-Term Incentive Plan

General

The Company is seeking stockholder approval of an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan (the “2019 Long-Term Incentive Plan,” and as so amended by this proposal, the “Amended 2019 Long-Term Incentive Plan”) to (i) increase the total number of shares available for issuance thereunder by 5,800,000 shares (from 3,600,000 shares to 9,400,000 shares), (ii) clarify that shares withheld by the Company used in payment of the exercise price of an option or to satisfy tax withholding and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, in each case, will not be added (or added back, as applicable) to the aggregate number of shares available under the Amended 2019 Long-Term Incentive Plan and (iii) add a one-year minimum vesting period for awards granted under the Amended 2019 Long-Term Incentive Plan, except (x) for awards granted for up to an aggregate of 5% of the maximum number of shares authorized for issuance thereunder, (y) in the event of a “covered transaction” (as described below and defined in the 2019 Long-Term Incentive Plan, as amended) and (z) in the case of certain qualifying terminations of employment, as may be agreed to between the Company and any Employee Participant (as defined below) in an employment or similar agreement. The 2019 Long-Term Incentive Plan was initially approved and adopted by the Board on October 17, 2019 and by the Company’s stockholders on June 17, 2021 at the Company’s 2021 Annual Meeting of Stockholders. The 2019 Long-Term Incentive Plan became effective on June 17, 2021.

The purpose of the 2019 Long-Term Incentive Plan is to provide a means through which the Company may attract, retain and motivate its executive officers, key employees and certain other employees. The 2019 Long-Term Incentive Plan currently authorizes the issuance of up to 3,600,000 shares to such individuals, and as of April 26, 2024, 742,076 shares remained available for issuance under the 2019 Long-Term Incentive Plan. Since the Company proposed the 2019 Long-Term Incentive Plan for approval by stockholders in 2021, the shares available for issuance thereunder have been depleted and the Company’s employee count, market capitalization and total assets have each increased over 60%. Accordingly, the Company is seeking stockholder approval to amend the 2019 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder, amend the share recycling provision and add a one-year minimum vesting period, each as described in this proposal.

On April 23, 2024, the Board and the Compensation Committee unanimously approved and adopted this amendment to the 2019 Long-Term Incentive Plan, subject to stockholder approval, concluding that it is in the best interests of the Company and its stockholders. The Board and the Compensation Committee considered various aspects of the 2019 Long-Term Incentive Plan in approving the amendment, including the number of shares reserved for issuance thereunder, the number of shares currently available for issuance thereunder, the Company’s historic grant rates, the cost of issuing additional shares, the Company’s existing and anticipated number of employees, the impact of share dilution on the Company’s stockholders, the role of equity-based incentive compensation in the Company’s executive compensation program, as described more fully in the “Executive Compensation” section in this Proxy Statement, and the long-term equity-based incentive compensation programs of other internally managed BDCs. The Board believes that the proposed increase in the number of shares available for issuance under the 2019 Long-Term Incentive Plan is necessary for retaining the flexibility to grant equity-based incentive compensation at optimal levels to motivate, reward and retain the Company’s executive officers and key employees for their contributions to the growth and success of the Company, that the clarification to the share recycling provision prevents liberal share recycling practices and more accurately reflects current Company practice and that the one-year minimum vesting period will further align the interests of award receipts with those of stockholders.

The Board unanimously recommends that stockholders approve the amendment to the 2019 Long-Term Incentive Plan.

If this proposal is approved by stockholders, the amendment to the 2019 Long-Term Incentive Plan will become effective immediately. If this proposal is not approved by stockholders, the amendment will not become effective, the existing 2019 Long Term Incentive Plan will continue in full force and effect under its current terms, and the Company may continue to grant awards under the 2019 Long-Term Incentive Plan, subject to its terms, conditions and limitations, using the remaining shares available for issuance thereunder (if any).

A copy of the amendment to the 2019 Long-Term Incentive Plan is attached as Appendix A to this Proxy Statement. Other than this limited amendment to the share reserve, share recycling and the introduction of a minimum vesting period described herein, the Company is not proposing or making any other changes to the 2019 Long-Term Incentive Plan.

Key Reasons to Approve the Amendment

The Board and the Company’s executive management believe that the Company’s successful performance depends on its ability to offer fair compensation packages to its professionals that are competitive with those offered by other investment management businesses. The specialized nature of the Company’s business, the competitiveness of its market and the skills and importance of the Company’s employees make retention critical. The ability to offer equity and equity-based compensation to the Company’s executive officers, investment professionals and other key employees, which helps to align their behavior with stockholder interests and provides a retention and motivational tool, is important to the Company’s future growth and success.

The use of equity and equity-based compensation under the 2019 Long-Term Incentive Plan has been a key component of the Company’s compensation program and critical for the Company to attract, retain and motivate its executive officers and key employees. Compensation in the form of equity awards, such as restricted stock with vesting periods, not only align the interests of equity-award recipients with the interests of the Company’s stockholders, but also provide a disincentive for equity-award recipients to take excessive risk with respect to the Company’s investments. It is also common market practice to make equity a meaningful element of the compensation of executive officers and key employees. Without increasing and maintaining a sufficient share reserve under the 2019 Long-Term Incentive Plan, the Company will not be able to offer equity awards as a component of its compensation packages and will be at a competitive disadvantage in attracting, retaining and motivating employees. Under such circumstances, the Company would be forced to consider cash replacement alternatives to provide necessary market-competitive total compensation packages. These cash replacement alternatives would reduce cash available for the Company’s investment operations and other purposes. Further, as noted above, the Company’s employee count, market capitalization and total assets have each increased over 60% since the Company proposed the 2019 Long-Term Incentive Plan for approval by stockholders in 2021.

The amendment also revises the share recycling provisions of the 2019 Long-Term Incentive Plan to prevent liberal share recycling practices, and by more accurately reflecting current Company practice by preventing the adding (or adding back) to the Amended 2019 Long-Term Incentive Plan share reserve of shares used to satisfy the exercise price of an option or tax obligations, as well as shares reacquired on the open market using cash proceeds from the exercise of options.

Further, the Company strongly believes that restricted stock offers an attractive form of equity-based compensation for Employee Participants. Relative to other forms of equity-based compensation, restricted stock will allow the Company to (1) compete more successfully with registered investment companies, other BDCs, private equity funds, commercial banks, investment banks and other publicly traded and private companies for skilled employees; (2) develop superior alignment of the Company’s business strategy, stockholder interests and employee interests; (3) manage dilution and cash expenses associated with equity-based compensation and salaries and bonuses; and (4) match the return expectations of the business more closely with the Company’s equity-based compensation. The Company believes that awards of restricted stock will have a clear and meaningful benefit to its stockholders and its business prospects. The proposed amendment to the 2019 Long-Term Incentive Plan to require a minimum one-year vesting period for awards, subject to certain exceptions, will assist the Company’s retention efforts and further align the interests of plan participants with those of the Company’s stockholders.

If this proposal is approved by stockholders, the amendment to the 2019 Long Term Incentive Plan will become effective immediately and the Company will have the ability to issue an additional 5,800,000 shares under the Amended 2019 Long-Term Incentive Plan, for a total amount of 9,400,000 shares (inclusive of awards previously granted under the 2019 Long-Term Incentive Plan), the share recycling provision will be revised to provide that shares withheld by the Company used in payment of the exercise price of an option or to satisfy tax withholding and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, in each case, will not be added (or added back, as applicable) to the aggregate number of shares available under the Amended 2019 Long-Term Incentive Plan and awards under the Amended 2019 Long-Term Incentive Plan will be subject to a one-year minimum vesting period, except (i) for awards granted for up to an aggregate of 5% of the maximum number of shares authorized for issuance thereunder, (ii) in the event of a “covered transaction” and (iii) in the case of certain qualifying terminations of employment, as may be agreed to between the Company and any Employee Participant in an employment or similar agreement.

Equity Compensation Plan Information

Set forth in the table below is a list of all of the Company’s equity compensation plans and information about the number of shares that were subject to outstanding equity awards under such equity compensation plans and the shares remaining available for issuance thereunder as of March 31, 2024.

Plan Category	Number of shares subject to outstanding equity awards(1) (a)	Dollar value of shares subject to outstanding equity awards ($)(2) (c)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (d)
Equity compensation plans approved by security holders:
2019 Trinity Capital Inc. Long-Term Incentive Plan	1,792,149	$26,308,747	742,076
Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan	15,196	$223,077	13,352
Equity compensation plans not approved by security holders	—	—	—

____________

(1)      The Company has not issued any options, warrants and/or rights and none were outstanding under any of the above equity compensation plans. The Company has only issued and has outstanding shares of restricted stock under such equity compensation plans.

(2)      Based on the Nasdaq closing price of the Company’s common stock on March 28, 2024, or $14.68 per share.

Stockholder Approval Requirement

Because the Company’s common stock is listed on Nasdaq, the Company is subject to the Nasdaq listing standards and rules. The Company is required under Nasdaq Rule 5635(c) to seek stockholder approval of the proposed amendment to increase the number of shares authorized for issuance and to add a minimum vesting period to the 2019 Long-Term Incentive Plan. Accordingly, the Company is requesting stockholder approval for this Proposal No. 2.

Summary of the Amended 2019 Long-Term Incentive Plan

The following summary sets forth the principal features of the Amended 2019 Long-Term Incentive Plan, in the form proposed for approval by the Company’s stockholders. This summary is qualified in its entirety by reference to the complete text thereof and does not purport to be exhaustive. A copy of the amendment to the 2019 Long-Term Incentive Plan is attached as Appendix A to this Proxy Statement.

If stockholders approve the amendment, the 2019 Long-Term Incentive Plan will remain unchanged in all respects other than the increase to the number of shares authorized for issuance (including the number of shares that may be issued as incentive stock options) by 5,800,000 shares (to an aggregate reserve of 9,400,000 shares), to provide that shares withheld by the Company used in payment of the exercise price of an option or to satisfy tax withholding and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, in each case, will not be added (or added back, as applicable) to the aggregate number of shares available under the Amended 2019 Long-Term Incentive Plan and the addition of a minimum vesting period of one year for awards granted under the Amended 2019 Long-Term Incentive Plan, with exceptions (i) for awards granted for up to an aggregate of 5% of the maximum number of shares authorized for issuance thereunder, (ii) in the event of a “covered transaction” and (iii) in the case of certain qualifying terminations of employment, as may be agreed to between the Company and any Employee Participant in an employment or similar agreement.

General

The purpose of the Amended 2019 Long-Term Incentive Plan is to provide a means through which the Company may attract, retain and motivate its executive officers, key employees and certain other employees. Under the Amended 2019 Long-Term Incentive Plan, the Company is authorized to grant awards (“Employee Awards”) of restricted stock, incentive stock options and non-statutory stock options (together with incentive stock options, “Options”), as determined by the Board or the Compensation Committee, to certain of the Company’s executive officers, employee directors and other employees (collectively, the “Employee Participants”). The terms and conditions of grants under the Amended 2019 Long-Term Incentive Plan are governed by the provisions of the Amended 2019 Long Term Incentive Plan and the agreements thereunder. The Amended 2019 Long Term Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility

The persons eligible to receive Employee Awards under the Amended 2019 Long-Term Incentive Plan are key employees of the Company and its affiliates, including executive officers, employee directors and other employees. Any shares of restricted stock granted under the Amended 2019 Long-Term Incentive Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any such employees to the Company. As of December 31, 2023, the Company employed approximately 68 dedicated professionals.

Administration

The Amended 2019 Long-Term Incentive Plan is administered by the Compensation Committee, subject to the discretion of the Board, in accordance with its terms. A majority of the directors on the Board and all of the directors on the Compensation Committee are not “interested persons” of the Company (as such defined in Section 2(a)(19) of the 1940 Act). Subject to the terms of the Amended 2019 Long-Term Incentive Plan, the Board or the Compensation Committee, as applicable, is authorized to determine: eligible persons to receive Employee Awards; when and how each Employee Award shall be granted and documented; what type or combination of types of Employee Awards shall be granted; the provisions of each Employee Award granted, including the time or times when a person shall be permitted to exercise an Employee Award; the number of Employee Awards to be granted and the number of shares of common stock to which Employee Awards will relate. Subject to approval of the amendment, Employee Awards under the Amended 2019 Long Term Incentive Plan will be subject to a one-year minimum vesting period, except (i) for awards granted for up to an aggregate of 5% of the maximum number of shares authorized for issuance thereunder, (ii) in the event of a “covered transaction” and (iii) in the case of certain qualifying terminations of employment, as may be agreed to between the Company and any Employee Participant in an employment or similar agreement. The Board or the Compensation Committee, as applicable, may make all other determinations that may be necessary or advisable for the administration of the Amended 2019 Long-Term Incentive Plan, including establishing, amending and revoking rules and regulations for its administration, as well as taking any actions necessary to preserve the tax treatment of Employee Awards under the Amended 2019 Long-Term Incentive Plan.

Shares Available for Employee Awards and Limitations

Prior to the amendment, the total number of shares available for Employee Awards under the 2019 Long-Term Incentive Plan is 3,600,000 shares, subject to certain adjustments thereunder. If the amendment is approved by stockholders, the total number of shares available for Employee Awards under the Amended 2019 Long-Term Incentive Plan will be 9,400,000 shares (inclusive of awards previously granted under the 2019 Long-Term Incentive Plan), subject to certain adjustments thereunder. The maximum number of shares of common stock for which any Employee Participant may be granted Employee Awards in any calendar year is 300,000 shares.

Under the Amended 2019 Long-Term Incentive Plan, no one person can be granted restricted stock relating to more than 25% of the shares of common stock available for issuance under the Amended 2019 Long-Term Incentive Plan. In addition, the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan”), shall not exceed 10% of the total number of shares outstanding on the effective date of such plans, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such plans.

If any Employee Award for any reason expires or otherwise terminates, in whole or in part, the shares of common stock not acquired under the Employee Award shall revert back to and again become available for issuance under the Amended 2019 Long-Term Incentive Plan, provided that shares withheld by the Company used in payment of the exercise price of an option or to satisfy tax withholding and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, in each case, will not be added (or added back, as applicable) to the aggregate number of shares available under the Amended 2019 Long-Term Incentive Plan.

The shares of common stock subject to the Amended 2019 Long-Term Incentive Plan may be unissued shares or reacquired shares bought in the market or otherwise. Each of the Board and the Compensation Committee is authorized to adjust the limitation on shares available for Employee Awards and outstanding Employee Awards in the event of a dividend or other distribution payable in shares of common stock or any division, combination or reclassification of shares of common stock.

General Terms of Employee Awards

Restricted Stock.    A grant of restricted stock is a grant of shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Amended 2019 Long-Term Incentive Plan may relate to continued employment with the Company (lapsing either on an annual or other periodic basis or on a “cliff” basis, i.e., at the end of a stated period of time) or other restrictions deemed by the Compensation Committee from time to time to be appropriate and in the Company and the Company’s stockholders’ best interests, including the achievement of individual performance goals. Except to the extent restricted under the terms of the Amended 2019 Long-Term Incentive Plan or an award agreement thereunder, an Employee Participant granted an Employee Award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each Employee Award of restricted stock will be evidenced by a written agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Employee Participant. Except as the Board or the Compensation Committee, as applicable, otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as the Board or the Compensation Committee, as applicable, otherwise determines, upon termination of an Employee Participant’s employment during the applicable restricted period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

Options.    The Board or the Compensation Committee, as applicable, is authorized under the Amended 2019 Long-Term Incentive Plan to grant Options to acquire shares of the Company’s common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written award agreement with the Employee Participant, which will include any provisions that the Board or the Compensation Committee, as applicable, may specify. The Board or the Compensation Committee, as applicable, may determine when an Option will vest and any conditions related thereto. The exercise price of an Option may not be less than (i) if the Company’s common stock is listed on any stock exchange or national market system, the listed price per share of common stock as of the date the Option is granted, or (ii) if the Company’s common stock is not listed on any stock exchange or national market system, the current market value of, or if no such market value exists, the current net asset value per share of, the shares of common stock subject to the Option as determined in good faith by the Board or the Compensation Committee, as applicable, on the date the Option is granted; provided, however, that in any event the current market value will be determined in a manner consistent with the provisions of the Section 409A regulations excluding certain Options from being subject to Section 409A (the “Fair Market Value”). In the case of an Option granted to a 10% Holder (as such term is defined below) and intended to qualify as an incentive stock option, the exercise price will not be less than 110% of the Fair Market Value determined as of the date of grant. A “10% Holder” is an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

All Options granted under the Amended 2019 Long-Term Incentive Plan must have a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Code, and other terms of a stock option grant will be fixed by the Board or the

Compensation Committee, as applicable, as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Employee Participant’s lifetime only by the Employee Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board or the Compensation Committee, as applicable, by gift to a permitted transferee. Non-statutory stock options that are transferable only after death may be exercised only by the Employee Participant during the Employee Participant’s lifetime.

Each exercise price of an Option must be paid in full at the time the shares of common stock underlying the Option are delivered to the Employee Participant. The Employee Participant may satisfy the applicable exercise price requirements under an Option for the full amount of such exercise price using cash, including by tendering a check (acceptable to the Board or the Compensation Committee, as applicable), or by such means as permitted by the Board or the Compensation Committee, as applicable, which may include a broker-assisted exercise program acceptable to the Board or the Compensation Committee, as applicable. Additionally, the Company may, in its sole discretion, permit the satisfaction of the applicable exercise price requirements (or a portion thereof) under an Option award by withholding from the Option, the number of vested shares of common stock awarded under the Option with a Fair Market Value as of the date of such transaction equal to such exercise price.

Covered Transactions

Unless the terms of an Employee Award provide otherwise, in the event of a “covered transaction,” each Employee Award will become fully vested or exercisable prior to the covered transaction on a basis that gives the holder of the Employee Award a reasonable opportunity, as determined by the Board or the Compensation Committee, as applicable, to participate as a stockholder of the Company in the covered transaction following such vesting or exercise. The Employee Award will terminate upon consummation of the covered transaction.

Covered transactions, as defined in the Amended 2019 Long-Term Incentive Plan, include:

•        a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•        a sale or transfer of all or substantially all of the Company’s assets;

•        the Company’s dissolution or liquidation; or

•        a change in the membership of the Board for any reason such that the individuals who, as of the effective date of the 2019 Long-Term Incentive Plan, constitute the Board (the “Continuing Directors”), and any new director whose election or nomination by the Board was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.

SEC Order and Limitation on Employee Awards

The SEC granted to the Company the SEC Exemptive Order on May 27, 2021 that authorizes the Company to issue restricted shares of the Company’s common stock, in addition to Options, to its employee directors, executive officers and other employees, subject to the terms and conditions of the SEC Exemptive Order. Awards granted under the Amended 2019 Long-Term Incentive Plan will comply with all aspects of the SEC Exemptive Order, including the following:

•        each issuance of restricted stock to an Employee Participant will be approved by a required majority of the Board (as defined under the 1940 Act) on the basis that such Employee Award is in the best interests of the Company and its stockholders;

•        the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan (as amended from time to time), at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company;

•        the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan (as amended from time to time), shall not exceed 10% of the total number of shares outstanding on the effective date of the 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such compensation plans;

•        no Employee Participant may be granted Employee Awards of restricted stock relating to more than 25% of the shares of common stock available under the Amended 2019 Long-Term Incentive Plan;

•        in any calendar year, no Employee Participant may be granted Employee Awards relating to more than 300,000 shares of common stock available under the Amended 2019 Long-Term Incentive Plan; and

•        the Board will review the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan (as amended from time to time) at least annually. In addition, the Board will review prior to any grant of restricted stock under the Amended 2019 Long-Term Incentive Plan and the 2019 Restricted Stock Plan, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Amendment and Termination

The Board or the Compensation Committee, as applicable, may amend, suspend or terminate the Amended 2019 Long-Term Incentive Plan at any time. The Board will seek stockholder approval of any action modifying a provision of the Amended 2019 Long-Term Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved. The Amended 2019 Long-Term Incentive Plan will terminate on the day prior to the tenth anniversary of the date the plan was initially adopted by the Board, unless terminated sooner by action of the Board or the Compensation Committee, as applicable.

New Plan Benefits

The number of awards to be granted in the future to eligible participants under the Amended 2019 Long-Term Incentive Plan generally are not currently determinable because the value and number of such awards are subject to the discretion of the Compensation Committee or the Board and depend on the value of the Company’s common stock. For information regarding awards granted under the 2019 Restricted Stock Plan during the fiscal year ended December 31, 2023, please refer to “Executive Compensation” section in this Proxy Statement.

Certain U.S. Federal Income Tax Consequences

Set forth below is a brief summary of certain U.S. federal income tax consequences of Employee Awards granted under the Amended 2019 Long-Term Incentive Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Employee Participant, and should not be relied upon as tax advice.

Options.    An Employee Participant generally will not recognize taxable income and the Company generally will not be entitled to a tax deduction upon the grant of an Option. The tax consequences of exercising an Option and the subsequent disposition of the shares received upon exercise will depend upon whether the Option qualifies as an incentive stock option or a nonqualified stock option. Upon exercising a nonqualified stock option when the fair market value of Company common stock is higher than the exercise price of the Option, an Employee Participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and the Company (or its subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the Option shares, the Employee Participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the Employee Participant’s tax basis in the shares.

Upon exercising an incentive stock option, an Employee Participant generally will not recognize taxable income, and the Company will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The Employee Participant will recognize taxable income upon a sale or other taxable disposition of the Option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of incentive stock option shares, the Employee Participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the Employee Participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

The Company will not be entitled to any tax deduction if the Employee Participant makes a qualifying disposition of incentive stock option shares. If the Employee Participant makes a disqualifying disposition of the shares, the Company should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the Employee Participant.

Restricted Stock.    An Employee Participant generally will not recognize taxable income at ordinary income tax rates and the Company generally will not be entitled to a tax deduction upon the grant of restricted stock. Upon the termination of restrictions on restricted stock, the Employee Participant will recognize taxable income at ordinary income tax rates, and the Company should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the Employee Participant or the amount by which the then fair market value of the shares received by the Employee Participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the Employee Participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the Employee Participant’s tax basis in the shares. However, an Employee Participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a risk of forfeiture (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for the shares. The Company will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the Employee Participant. If a timely Section 83(b) election is made, the Employee Participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and the Company will not be entitled to any additional tax deduction.

Other Tax Consequences.    State tax consequences may in some cases differ from those described above. In addition, Employee Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Required Vote

The amendment to the 2019 Long-Term Incentive Plan must be approved by the affirmative vote of a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.

the board unanimously recommends that you vote “for” the Approval of the amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan.

PROPOSAL 3: Approval of the amendment to the Trinity Capital Inc.
2019 Non-Employee Director Restricted Stock Plan

General

The Company is seeking stockholder approval of an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “2019 Restricted Stock Plan,” and as so amended by this proposal, the “Amended 2019 Restricted Stock Plan”) to increase the total number of shares available for issuance thereunder by 60,000 shares (from 60,000 shares to 120,000 shares). The 2019 Restricted Stock Plan was initially approved and adopted by the Board on October 17, 2019 and by the Company’s stockholders on June 17, 2021 at the Company’s 2021 Annual Meeting of Stockholders. The 2019 Restricted Stock Plan became effective on June 17, 2021.

The purpose of the 2019 Restricted Stock Plan is to provide a means through which the Company may attract and retain qualified non-employee directors on the Board. The 2019 Restricted Stock Plan currently authorizes the issuance of up to 60,000 shares to the Company’s non-employee directors, which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act), and as of April 26, 2024, 13,352 shares remained available for issuance under the 2019 Restricted Stock Plan. Since the Company proposed the 2019 Restricted Stock Plan for approval by stockholders in 2021, the shares available for issuance thereunder have been depleted and the Company’s market capitalization and total assets have each increased over 60%. Accordingly, the Company is seeking stockholder approval to amend the 2019 Restricted Stock Plan to increase the number of shares available for issuance thereunder, as described in this proposal.

On April 23, 2024, the Board and the Compensation Committee unanimously approved and adopted this amendment to the 2019 Restricted Stock Plan, subject to stockholder approval, concluding that it is in the best interests of the Company and its stockholders. The Board and the Compensation Committee considered various aspects of the 2019 Restricted Stock Plan in approving the amendment, including the number of shares reserved for issuance thereunder, the number of shares currently available for issuance thereunder, the Company’s historic grant rates, the cost of issuing additional shares, the impact of share dilution on the Company’s stockholders, the important role of granting restricted stock awards as compensation to our non-employee directors, and the non-employee director restricted stock compensation programs of other internally managed BDCs. The Board believes that the proposed increase in the number of shares available for issuance under the 2019 Restricted Stock Plan is necessary for attracting, retaining and motivating the Company’s non-employee directors, as well as continuing to align their interests with those of stockholders.

The Board unanimously recommends that stockholders approve the amendment to the 2019 Restricted Stock Plan.

If this proposal is approved by stockholders, the amendment to the 2019 Restricted Stock Plan will become effective immediately. If the amendment is not approved by stockholders, the amendment will not become effective, the existing 2019 Restricted Stock Plan will continue in full force and effect under its current terms, and the Company may continue to grant awards under the 2019 Restricted Stock Plan, subject to its terms, conditions and limitations, using the remaining shares available for issuance thereunder (if any).

A copy of the amendment to the 2019 Restricted Stock Plan is attached as Appendix B to this Proxy Statement. Other than this limited amendment to the share reserve described herein, the Company is not proposing or making any other changes to the 2019 Restricted Stock Plan.

Key Reasons to Approve the Amendment

The Board considers the ability to grant restricted stock awards as essential to its ability to attract, retain and motivate non-employee directors. Compensation in the form of equity awards, such as restricted stock with vesting periods, not only aligns the interests of equity-award recipients with the interests of the Company’s stockholders, but also provide a disincentive for equity-award recipients to take excessive risk with respect to the Company’s investments. It is also common market practice to make equity a meaningful element of the compensation of non-employee directors. Without increasing and maintaining sufficient share reserve under the 2019 Restricted Stock Plan, the Company will not be able to offer equity awards as a component of its compensation packages and will be at a competitive disadvantage in attracting, retaining and motivating non-employee directors. Under such circumstances, the Company would be forced to consider cash replacement alternatives to provide necessary market-competitive total compensation packages. These cash replacement alternatives would reduce cash available for the Company’s investment operations and other purposes.

If this proposal is approved by stockholders, the amendment to the 2019 Restricted Stock Plan will become effective immediately and the Company will have the ability to issue an additional 60,000 shares under the 2019 Restricted Stock Plan, for a total amount of 120,000 shares (inclusive of awards previously granted under the 2019 Restricted Stock Plan).

Equity Compensation Plan Information

Set forth in the table below is a list of all of the Company’s equity compensation plans and information about the number of shares that were subject to outstanding equity awards under such equity compensation plans and the shares remaining available for issuance thereunder as of March 31, 2024.

Plan Category	Number of shares subject to outstanding equity awards(1) (a)	Dollar value of shares subject to outstanding equity awards ($)(2) (c)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (d)
Equity compensation plans approved by security holders:
2019 Trinity Capital Inc. Long-Term Incentive Plan	1,792,149	$26,308,747	742,076
Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan	15,196	$223,077	13,352
Equity compensation plans not approved by security holders	—	—	—

____________

(1)      The Company has not issued any options, warrants and/or rights and none were outstanding under any of the above equity compensation plans. The Company has only issued and has outstanding shares of restricted stock under such equity compensation plans.

(2)      Based on the Nasdaq closing price of the Company’s common stock on March 28, 2024, or $14.68 per share

Stockholder Approval Requirement

Because the Company’s common stock is listed on Nasdaq, the Company is subject to the Nasdaq listing standards and rules. The Company is required under Nasdaq Rule 5635(c) to seek stockholder approval of the proposed amendment to increase the number of shares authorized for issuance under the 2019 Restricted Stock Plan. Accordingly, the Company is requesting stockholder approval for this Proposal No. 3.

Summary of the Amended 2019 Restricted Stock Plan

The following summary sets forth the principal features of the Amended 2019 Restricted Stock Plan, in the form proposed for approval by the Company’s stockholders. This summary is qualified in its entirety by reference to the complete text thereof and does not purport to be exhaustive. A copy of the amendment to the 2019 Restricted Stock Plan is attached as Appendix B to this Proxy Statement.

If stockholders approve the amendment, the 2019 Restricted Stock Plan will remain unchanged in all respects other than the increase to the number of shares authorized for issuance under the 2019 Restricted Stock Plan by 60,000 shares (to an aggregate reserve of 120,000 shares).

General

The purpose of the Amended 2019 Restricted Stock Plan is to provide a means through which the Company may attract and retain qualified non-employee directors on the Board. Under the Amended 2019 Restricted Stock Plan, the Company is authorized to grant awards of restricted stock (“Non-Employee Director Awards”) to certain of the Company’s non-employee directors (the “Non-Employee Director Participants”). The terms and conditions of grants under the Amended 2019 Restricted Stock Plan are governed by the provisions of the Amended 2019 Restricted Stock Plan and the agreements thereunder. The Amended 2019 Restricted Stock Plan is not qualified under Section 401(a) of the Code.

Eligibility

The persons eligible to receive Non-Employee Director Awards under the Amended 2019 Restricted Stock Plan are the members of the Board who are not employees of the Company. Each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board. Any shares of restricted stock granted under the Amended 2019 Restricted Stock Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of the Company’s non-employee directors to the Company.

Administration

The Amended 2019 Restricted Stock Plan is administered by the Compensation Committee, subject to the discretion of the Board, which is comprised solely of directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). Subject to the terms of the Amended 2019 Restricted Stock Plan, the Compensation Committee is authorized to make all determinations that may be necessary or advisable for the administration of the Amended 2019 Restricted Stock Plan.

Shares Available for Non-Employee Director Awards

Prior to the amendment, the total number of shares available for Non-Employee Director Awards under the 2019 Restricted Stock Plan is 60,000 shares. If the amendment is approved by stockholders, the total number of shares available for Non-Employee Director Awards under the Amended 2019 Restricted Stock Plan will be 120,000 shares (inclusive of awards previously granted under the 2019 Restricted Stock Plan). In addition, the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as may be amended from time to time), shall not exceed 10% of the total number of shares outstanding on the effective date of such plans, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such plans.

Shares underlying Non-Employee Director Awards that expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the Amended 2019 Restricted Stock Plan. Any shares used for tax withholding shall not again be available for issuance under the Amended 2019 Restricted Stock Plan. The Board is authorized to adjust the limitation on shares available for Non-Employee Director Awards and outstanding Non-Employee Director Awards in the event of a dividend or other distribution payable in shares of the Company’s common stock, or any division, combination or reclassification of the shares of the Company’s common stock.

Annual Non-Employee Director Awards

Under the Amended 2019 Restricted Stock Plan, each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board. The number of shares of restricted stock granted to each Non-Employee Director Participant will be determined in the discretion of the Board.

General Terms of Non-Employee Director Awards

The Compensation Committee is authorized to grant Non-Employee Director Awards of restricted stock, subject to the discretion of the Board. All restricted stock granted under the Amended 2019 Restricted Stock Plan will be evidenced by a written award agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan relate to continued service on the Board (lapsing on an annual basis).

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the Amended 2019 Restricted Stock Plan or an award agreement thereunder, a Non-Employee Director Participant granted a Non-Employee Director Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Non-Employee Director Participant, any trust for the benefit of the spouse or lineal descendants of the Non-Employee Director Participant, or the guardian or conservator of the Non-Employee Director Participant.

Change in Control

Unless the terms of a Non-Employee Director Award provide otherwise, in the event of a specified transaction involving a “change in control” (as described below and defined in the Amended 2019 Restricted Stock Plan) in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Non-Employee Director Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Non-Employee Director Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Non-Employee Director Award a reasonable opportunity, as determined by the Board, to participate as a stockholder of the Company in the change in control following vesting or exercise. The Non-Employee Director Award will terminate upon consummation of the change in control.

Transactions involving a “change in control” under the Amended 2019 Restricted Stock Plan include the following, other than where the Company’s stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of the Company’s assets immediately following such transaction:

•        a single person or entity or group of persons and/or entities, other than the Company, any of the Company’s employee benefit plans, a company owned by the Company’s stockholders in substantially the same proportions as their ownership in the Company or an underwriter temporarily holding securities pursuant to an offering by the Company, becomes the beneficial owner of more than 30% of the combined voting power of the Company’s voting securities then outstanding;

•        a change in the membership of the Board such that the individuals who, as of the effective date of the 2019 Restricted Stock Plan, constitute the Board (the “Continuing Directors”), and any new director whose election or nomination to the Board was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

•        a merger, reorganization or business combination of the Company or one of its subsidiaries with or into any other entity, other than where the holders of the Company’s voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of the Company or the surviving entity or the parent of such surviving entity;

•        a sale or disposition of all or substantially all of the Company’s assets, other than where the holders of the Company’s voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

•        the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

SEC Order and Limitations on Non-Employee Director Awards

The SEC granted to the Company the SEC Exemptive Order, which authorizes the Company to issue restricted shares of the Company’s common stock to its non-employee directors, subject to the terms and conditions of the SEC Exemptive Order. Awards under the Amended 2019 Restricted Stock Plan will comply with all aspects of the SEC Exemptive Order, including the following:

•        each issuance of restricted stock to a Non-Employee Director Participant will be approved by a required majority of the Board (as defined under the 1940 Act) on the basis that such Non-Employee Director Award is in the best interests of the Company and its stockholders;

•        the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time), at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company;

•        the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time), shall not exceed 10% of the total number of shares outstanding on the effective date of the 2019 Restricted Stock Plan and the Company’s 2019 Long-Term Incentive Plan, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such compensation plans; and

•        the Board will review the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time) at least annually. In addition, the Board will review prior to any grant of restricted stock under the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Amendment and Termination

The Board may modify, revise or terminate the Amended 2019 Restricted Stock Plan at any time and from time to time, subject to the terms of (1) the SEC Exemptive Order, (2) the Company’s charter and bylaws and (3) applicable law. The Board will seek stockholder approval of any action modifying a provision of the Amended 2019 Restricted Stock Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved.

The Amended 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date the plan was initially approved by our stockholders, unless terminated sooner by action of the Board. No Non-Employee Director Awards may be granted under the Amended 2019 Restricted Stock Plan after its termination, but Non-Employee Director Awards granted prior to termination will continue to be effective and governed by the Amended 2019 Restricted Stock Plan.

New Plan Benefits

The number of awards to be granted in the future to eligible participants under the Amended 2019 Restricted Stock Plan generally are not currently determinable because the value and number of such awards are subject to the discretion of the Compensation Committee or the Board and depend on the value of the Company’s common stock. For information regarding awards granted under the 2019 Restricted Stock Plan during the fiscal year ended December 31, 2023, please refer to the “Director Compensation” section in this Proxy Statement.

Certain U.S. Federal Income Tax Consequences

Set forth below is a brief summary of the U.S. federal income tax considerations that may be relevant to participants in the Amended 2019 Restricted Stock Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular participant, and should not be relied upon as tax advice.

A Non-Employee Director Participant generally will not recognize taxable income at ordinary income tax rates and the Company generally will not be entitled to a tax deduction upon the grant of restricted stock. Upon the termination of restrictions on restricted stock, the Non-Employee Director Participant will recognize taxable income at ordinary income tax rates, and the Company should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the Non-Employee Director Participant or the amount by which the then fair market value of the shares received by the Non-Employee Director Participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the Non-Employee Director Participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the Non-Employee Director Participant’s tax basis in the shares. However, a Non-Employee Director Participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a risk of forfeiture (as defined in Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for the shares. The Company will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the Non-Employee Director Participant. If a timely Section 83(b) election is made, the Non-Employee Director Participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and the Company will not be entitled to any additional tax deduction.

Other Tax Consequences.    State tax consequences may in some cases differ from those described above. In addition, Non-Employee Director Awards made under the Amended 2019 Restricted Stock Plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Required Vote

The amendment to the 2019 Restricted Stock Plan must be approved by the affirmative vote of a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.

the board unanimously recommends that you vote “for” the Approval of the amendment to the Trinity Capital Inc. 2019 Non-Employee
Director ResTRICTED STOCK PLAN

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This selection is presented for ratification by the stockholders. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Fees

Ernst & Young LLP also acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022. Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the fiscal years ended December 31, 2023 and December 31, 2022:

	For the fiscal year ended December 31, 2023	For the fiscal year ended December 31, 2022
Audit Fees	$955,000	$935,500
Audit-Related Fees(1)	$—	$—
Tax Fees	$44,500	$38,000
All Other Fees(2)	$—	$—
Total Fees	$999,500	$973,500

____________

(1)      “Audit-Related Fees” are those fees billed to the Company by Ernst & Young LLP for services provided by Ernst & Young LLP.

(2)      “All Other Fees” are those fees, if any, billed to the Company by Ernst & Young LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

the board unanimously recommends that you vote “for” the RATIFICATION OF ERNST & YOUNG LLP AS the INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR.

AUDIT COMMITTEE REPORT

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2023, as filed with the SEC as part of the Company’s annual report on Form 10-K for the year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Audit Committee Members:

Ronald E. Estes, Chairman

Michael E. Zacharia

Richard P. Hamada

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF STOCKHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 27, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Sarah Stanton, Corporate Secretary, Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.

Stockholder proposals or director nominations to be presented at the 2025 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 27, 2024, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 27, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING

Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (480) 374-5350 or by mail at Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary.

AVAILABLE INFORMATION

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.trinitycap.com) or without charge, upon request. Please contact us by telephone at (480) 374-5350 or mail your request to Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary.

PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

Amendment No. 1

2019 TRINITY CAPITAL INC.

LONG TERM Incentive Plan

Pursuant to the power reserved to it in Section 14 of the 2019 Trinity Capital Inc. Long Term Incentive Plan (the “Plan”), the Board of Directors of Trinity Capital Inc. hereby amends the Plan, effective __________ __, 2024, as follows:

1. Section 5(A) is hereby amended and restated in its entirety to read as follows:

“(A) Share Reserve. Subject to Section 12(A), the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to grants of Restricted Stock or Other Stock-Based Awards or the exercise of Options is nine million four hundred thousand (9,400,000) shares.”

2. Section 5(B) is hereby amended and restated in its entirety to read as follows:

“(B) Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, or is unearned, in whole or in part, or is canceled for any reason without having been exercised in full, the shares of Stock under such Award shall revert to and again become available for issuance under the Plan to the extent of such expiration, termination, cancellation or forfeiture. Notwithstanding anything to the contrary contained in this Plan, (i) shares of Stock withheld by the Company, tendered or otherwise used in payment of the exercise price of an Option, (ii) shares of Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding and (iii) shares of Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be added (or added back, as applicable) to the aggregate number of shares of Stock available under Section 5(A) of the Plan.”

3. A new Section 11(G) shall be inserted immediately following Section 11(F), as follows:

“(G) Minimum Vesting Period. Notwithstanding anything to the contrary in the Plan, the minimum vesting schedule applicable to Awards shall provide for vesting over a service period of not less than one (1) year, with vesting only permitted on or following the one (1) year anniversary of the grant date; provided that such limitation shall not apply (i) to Awards granted for up to an aggregate of five percent (5%) of the maximum number of shares of Stock that may be issued under this Plan, (ii) in the event of a Covered Transaction or (iii) in the case of certain qualifying terminations of employment, as may be agreed to between the Company and any Participant in an employment or similar agreement.”

* * *

A-1

To record the adoption of this Amendment No. 1 to the Plan, Trinity Capital Inc. has authorized its officers to affix its corporate name effective as of the date indicated above.

TRINITY CAPITAL INC.
By:
Name:
Title:

A-2

APPENDIX B

Amendment No. 1

TRINITY CAPITAL INC.

2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK Plan

Pursuant to the power reserved to it in Section 9(A) of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “Plan”), the Board of Directors of Trinity Capital Inc. hereby amends the Plan, effective __________ __, 2024, as follows:

1. Section 3 is hereby amended and restated in its entirety to read as follows:

“3.   SHARES SUBJECT TO THE PLAN

The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.001 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of Shares that may be awarded as restricted stock under this Plan shall not exceed one hundred and twenty thousand (120,000) Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares used for tax withholding shall not again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.”

* * *

B-1

To record the adoption of this Amendment No. 1 to the Plan, Trinity Capital Inc. has authorized its officers to affix its corporate name effective as of the date indicated above.

TRINITY CAPITAL INC.
By:
Name:
Title:

B-2

SCAN TO VIEW MATERIALS & VOTE TRINITY CAPITAL INC. 1 N. 1ST STREET, STE. 302 PHOENIX, AZ 85004 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/11/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TRIN2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/11/2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Kyle Brown 1b. Richard P. Hamada The Board of Directors recommends you vote FOR the following proposals: 2. To approve an amendment to the 2019 Trinity Capital Inc. Long-Term Incentive Plan. 3. To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan. 4. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain 0000641208_1 R1.0.0.6 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com TRINITY CAPITAL INC. Annual Meeting of Stockholders June 12, 2024 9:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Steven L. Brown and Kyle Brown, or either of them, attorneys with the full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposal referred to on the reverse side hereof at the Annual Meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at www.virtualshareholdermeeting.com/TRIN2024, on June 12, 2024 at 9:00 AM Pacific Daylight Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals. If any other matters are presented at such Annual Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such Annual Meeting. Continued and to be signed on reverse side 0000641208 2 R1.0.0.6